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                                                                    Exhibit 99.1


                                     PROXY
                             SJNB FINANCIAL CORP.
      SOLICITED BY THE BOARD OF DIRECTORS OF SJNB FINANCIAL CORP. FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS

   The undersigned shareholder of SJNB Financial Corp. (the "Company") hereby appoints ________ and, ________ and each of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at _______ on ______, 2001 at ____ _.M. and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

   1. To approve the Agreement and Plan of Reorganization dated as of June 25, 2001 by and between SJNB Financial Corp. and Greater Bay Bancorp, and the transactions contemplated thereby, including the merger of SJNB Financial Corp. with and into Greater Bay Bancorp.

                    [_] FOR    [_] AGAINST     [_] ABSTAIN

   2. To transact such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING.

                                      (Continued and to be signed on other side)




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(Continued from other side)


--------------------------------              __________________________
  Number of Shares of Company                 Dated
  Common Stock
                                              ----------------------
                                              Signature of Shareholder

                                              ----------------------
                                              Print Name

                                              ----------------------
                                              Signature of Shareholder

                                              ----------------------
                                              Print Name

            When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.
            I/We do [_] do not [_] expect to attend this meeting.

                        DO NOT FOLD, STAPLE OR MUTILATE

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.